GLG International Small Cap Fund (the “Fund”)

Class C (GLGCX) and Class I (GLGSX) Shares

Series of GLG Investment Series Trust (the “Trust”)

Supplement dated October 26, 2012 to the

Statement of Additional Information dated September 27, 2012

The following language replaces similar language on pages 19-20 under “Management of the Company, Principal Officers who are not Trustees”:

MANAGEMENT OF THE COMPANY

Principal Officers Who Are Not Trustees

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years

Lance Donenberg (Age 43)	President and Chief Executive Officer	Since October, 2012	Co-Chief Operating Officer, Man Investments USA Holdings Inc; Chief Operating Officer (US), GLG Partners LP; Head of Strategic Investments, Man Investments USA; Head of Investment Sourcing, Man Glenwood.

JingLu Eng (Age 43)	Treasurer and Chief Financial Officer	Since October, 2012	Senior Fund Accounting Manager of Man Investments USA Holdings Inc; Senior Manager of Deloitte & Touche LLP.

Orly Lax (Age 37)	Secretary and Chief Legal Officer	Since May, 2011	Head of U.S. and Product Legal teams, Man Investments USA Holdings Inc.

Sean Casey (Age 43)	Chief Compliance Officer	Since January 2012	Compliance Officer, Man Investments-US business; Senior Deputy Compliance Officer, Vice President, Brown Brothers Harriman

(1)	The address of each Interested Trustee and executive officer of the Trust is c/o GLG Inc., 452 Fifth Avenue, 25th Floor, New York, New York 10018.